1
EXHIBIT

10.2
FIRST BANCORP

RESTRICTED STOCK AWARD

AGREEMENT

THIS

AGREEMENT

is

entered

into

as

of

the

___

day

of

_________,

and

effective

as

of

the

___

day

of

_____,

____

(the
“Effective Date”), by and between First BanCorp (the "Corporation"),

and ____________ (the "Participant").

The Corporation,

pursuant

to

its First

BanCorp

Omnibus

Incentive

Plan, as

amended

(the

"Plan"),

hereby

grants

the

following
stock award to the Participant, which award shall have the terms and conditions set forth in this Agreement:

1.

Definitions
All capitalized

terms used herein

and not otherwise

specifically defined

herein shall

have the

meanings ascribed

to such terms

in
the Plan.
2.

Award

The Corporation, as

of the Effective

Date, hereby grants

to the Participant a

restricted stock award of

_____ shares (the "Shares")
of common

stock, par

value $0.10

per share,

of the

Corporation (the

"Common Stock"),

subject to

the terms

and conditions

set forth
herein

and subject

to the

terms and

conditions

of the

Plan

which

is incorporated

herein by

reference

and

made

a part

hereof for

all
purposes.

The restricted

period shall

commence upon

the Effective

Date and shall

lapse with

respect to the

Shares on such

date the

vesting
period of the Shares elapses.

3.

Vesting

Subject to the terms and conditions of this Agreement,

the Shares shall vest solely on the basis of the passage of time over a three-
year period

as follows: fifty

percent (50%)

of the

Shares shall vest

on the

second anniversary

date of

the Effective

Date of

the award
and the remaining

fifty percent (50%)

shall vest on

the third anniversary

date of the

Effective Date

of the award.

Notwithstanding the
foregoing,

and

subject

to

earlier

vesting

as

provided

in

Section

7

hereof,

Shares

may

vest

more

quickly

in

the

event

of

death,
Disability, Retirement, or

a Change in Control or other specified permitted vesting events.

4.

Restriction on Transfer

Until the

Shares vest

pursuant to

Section 3 hereof,

none of

the Shares

may be

sold, assigned,

transferred, pledged,

hypothecated,
or otherwise

encumbered, and

no attempt

to transfer

the Shares,

whether voluntary

or involuntary,

by operation

of law

or otherwise,
shall vest the transferee with any interest or right in or with respect to the Shares.

5.

Issuance and Custody
(a)

Shares of

Common

Stock shall

be issued

in book-entry

form only

and

shall not

be represented

by a

certificate

and

shall be
registered in the name of the Participant. Each such book-entry shall bear the following legend:

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES

REPRESENTED BY THIS BOOK-ENTRY
FORM ARE SUBJECT TO

THE TERMS AND CONDITIONS

OF A CERTAIN

RESTRICTED STOCK AWARD
AGREEMENT EFFECTIVE

AS OF _______,

_____, AS AMENDED

FROM TIME TO

TIME, AND THE

FIRST
BANCORP

OMNIBUS

INCENTIVE

PLAN,

AS

AMENDED.

COPIES

OF

SUCH

AGREEMENT

AND

PLAN
MAY

BE

OBTAINED

AT

NO

COST

BY

WRITTEN

REQUEST

MADE

BY

THE

HOLDER

OF

RECORD

OF
THIS BOOK-ENTRY FORM

TO THE SECRETARY

OF THE CORPORATION.”

(b) Participant

shall execute

stock powers

relating to

the Shares

and deliver

the same

to the

Corporation.

The Corporation

shall
use such stock powers only for the purpose of canceling any unvested Shares that are forfeited.

(c) Each

book-entry form

issued pursuant

to Section 5(a)

hereof,

together with

the stock

powers relating

to the

Shares, shall

be
deposited

by

the

Corporation

with

the

Secretary

of

the

Board

of

Directors

(the

“Secretary”)

of

the

Corporation

or

a

custodian
designated by the

Secretary.

Unless otherwise determined

by the Committee,

delivery of the

Shares will be

by book-entry credit

to an
account maintained

by the registrar and

transfer agent of

the shares with the

applicable restrictions

on transferability imposed

on such
Shares by this Agreement.

(d) After any Shares

vest pursuant to

Section 3 hereof and there

exists no restrictions on

transfer pursuant to Section

4 hereof, the
Corporation shall

promptly cause

issue a

book-entry form

evidencing such

vested Shares,

free of

the legend

provided in

section 5(a)
hereof, and shall be delivered to the Participant or the Participant's legal representatives,

beneficiaries, or heirs.

6.

Distributions and Adjustments

(a)

If

all

or

any

portion

of

the

Shares

vest

subsequent

to

any

change

in

the

number

or

character

of

Shares

of

Common

Stock
(through

stock

dividend,

recapitalization,

stock

split,

reverse

stock

split,

reorganization,

merger,

consolidation,

split-up,

spin-off,
combination, repurchase or

exchange of Shares of

Common Stock or other

securities of the Corporation,

issuance of warrants or

other
rights

to

purchase

Shares

of

Common

Stock

or

other

securities

of

the

Corporation

or

other

similar

corporate

transaction

or

event
affecting the Shares

such that an adjustment is

determined by the Compensation

and Benefit Committee of the

Board of Directors (the
"Committee") to be

appropriate in order

to prevent dilution

or enlargement

of the interest

represented by the

Shares), Participant shall
then receive

upon such

vesting the

number and

type of

securities or

other consideration

which he

would have

received if

the Shares
had vested prior to the event changing the number or character of outstanding Shares of

Common Stock.

(b)

Any

additional

Shares

of

Common

Stock,

any

other

securities

of

the

Corporation

and

any

other

property

(except

for

cash
dividends) distributed

with respect

to the

Shares prior

to the

date the

Shares vest

shall be

subject to

the same

restrictions, terms,

and
conditions as the Shares.

(c) Any

additional Shares

of Common

Stock, any

securities, and

any other

property (except

for cash

dividends) distributed

with
respect to the

Shares prior to

the date such

Shares vest shall

be promptly deposited

with the Secretary,

or the custodian

designated by
the Secretary to be held in custody in accordance with Section 5(c) hereof.

(d) Shares

shall have the

rights to dividends

or dividend equivalents,

as applicable,

during the Restriction

Period. Such dividends
or dividend equivalents will accrue during the Restriction Period, but not be paid until restrictions lapse.
(e) The Participant will have the right to vote the Shares.
7.

Forfeiture; Termination

of Services; Change of Control

(a) In the

event of the

death of the

Participant while employed

by the Corporation,

Shares held by

the Participant which

have not
vested, shall vest irrespective of whether the vesting period has been completed.

(b) In

the event

the Participant’s

employment

is terminated

by reason

of Disability,

Shares held

by such

participant

which have
not vested, shall vest irrespective of whether the vesting period has been completed.
(c)

In

the

event

the

Participant’s

employment

is

terminated

by

the

Corporation

or

any

Affiliate

for

Cause,

Shares

held

by

the
Participant which have not vested shall be forfeited and canceled upon such termination.

(d) Unless otherwise

determined by the Committee,

in the event the

Participant’s employment

ends as a result

of the Participant’s
resignation

from

the

Corporation

or

an

Affiliate,

any

Shares

held

by

such

Participant

which

has

not

vested,

shall

be

forfeited

and
canceled upon such termination.
(e)

In

the

event

the

Participant’s

employment

is

terminated

by

reason

of

Retirement,

or

who

is

voluntarily

or

involuntarily
terminated

within

one

year

after

a

Change

in

Control,

Shares

held

by

the

Participant

shall

vest

irrespective

of

whether

the

vesting
period has been completed.
(f) Based on particular circumstances evaluated

by the Committee as they may relate

to the termination of a Participant, the

Board
may,

with

the

recommendation

of

the

Committee,

grant

the

full

vesting

of

the

Shares

held

by

the

Participant

upon

termination

of
employment.

(g)

If

awards

are

accelerated

for

reasons

other

than

death,

disability,

retirement,

or

change

in

control,

those

discretionarily
accelerated shares will be limited to 10% of the total number of shares authorized under

Section 5(a) of the Plan.
8.

Taxes

The Corporation

is authorized to

withhold from

any Award

granted, any

payment relating

to an Award

under the

Plan, including
from a

distribution of

shares of

Common Stock,

or any

payroll or

other payment

to a

participant, amounts

of withholding

and other
taxes

due

or

potentially

payable

in

connection

with

any

transaction

involving

an

Award,

and

to

take

such

other

action

as

the
Committee may deem

advisable to enable

the Corporation and

participants to satisfy obligations

for the payment

of withholding taxes
and other tax obligations

relating to any Award.

This authority shall include

authority to withhold or

receive shares of Common

Stock
or other

property and

to make

cash payments

in respect

thereof in

satisfaction of

a participant’s

withholding obligations,

either on

a
mandatory or

elective basis

in the

discretion of

the Committee,

or in

satisfaction of

other tax

obligations if

such withholding

will not
result in additional accounting expense

to the Corporation. Notwithstanding other provisions

of the Plan, only the minimum amount

of
shares

of

Common

Stock

deliverable

in

connection

with

an

Award

necessary

to

satisfy

statutory

withholding

requirements

will

be
withheld, unless withholding

of any additional

amount of shares of

Common Stock will

not result in

additional accounting expense

to
the Corporation.
9.

Miscellaneous

(a) This Agreement is issued

pursuant to the Plan

and is subject to its terms.

Participant hereby acknowledges

receipt of a copy

of
the Plan. The Plan is also available for inspection during business hours at the principal office of the Corporation.

(b) This Agreement

shall not confer on

the Participant any right

with respect to continuance

of employment of

the Corporation or
any of its subsidiaries.

(c) This

Agreement shall

be governed

by and

construed under

the laws of

the Commonwealth

of Puerto

Rico, without

regard for
conflicts of laws principles thereof.

IN

WITNESS

WHEREOF
,

the

parties

hereto

have

caused

this

Agreement

to

be

duly

executed,

and

the

corporate

seal
affixed,

by

its

officers

thereunto

duly

authorized,

and

the Participant

has

hereunto

set

his

hand,

all

on

the

day

and

year

first

above
written.

Corporate Seal
FIRST BANCORP

PARTICIPANT
By:
By: